EXHIBIT A
                           (AS OF OCTOBER 10, 2014 )

                           INDEX SERIES OF THE TRUST

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INDEX SERIES                                                  EFFECTIVE DATE
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First Trust STOXX European Select Dividend Index Fund           10/12/2010
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First Trust FTSE EPRA/NAREIT Developed Markets Real
Estate Index Fund                                               10/12/2010
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First Trust Dow Jones Global Select Dividend Index Fund         10/12/2010
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First Trust ISE Global Wind Energy Index Fund                   10/12/2010
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First Trust ISE Global Engineering and Construction
Index Fund                                                      10/12/2010
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First Trust NASDAQ Clean Edge Smart Grid Infrastructure
Index Fund                                                      10/12/2010
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First Trust ISE Global Copper Index Fund                        10/12/2010
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First Trust ISE Global Platinum Index Fund                      10/12/2010
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First Trust BICK Index Fund                                     10/12/2010
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First Trust NASDAQ CEA Smartphone Index Fund                    02/15/2011
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First Trust NASDAQ Global Auto Index Fund                       05/06/2011
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First Trust ISE Cloud Computing Index Fund                      07/05/2011
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First Trust International IPO ETF                               10/10/2014
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